Cargile Fund
	Schedule of Investments
	March 31, 2024 (Unaudited)
Shares		Fair Value	% of Net Assets

EXCHANGE TRADED FUNDS
Equity
127,551	ProShares Ultra Russell2000 +	$ 5,207,907
23,300	Vanguard 500 Index Fund ETF ++	11,200,310

Total for Exchange Traded Funds (Cost - $15,355,791)		16,408,217	80.31%

MONEY MARKET FUNDS
4,031,245	Fidelity® Investments Money Market Government	4,031,245
	Portfolio - Class I 5.21% *

Total for Money Market Funds (Cost - $4,031,245)		4,031,245	19.73%

	Total Investments (Cost - $19,387,036)	20,439,462	100.04%

	Liabilities in Excess of Other Assets	(7,236)	-0.04%

	Net Assets	$ 20,432,226	100.00%

+ Additional Information, including current Prospectus and Annual Reports, are available at:
https://www.proshares.com.
++ Additional Information, including current Prospectus and Annual Reports, are available at:
https://vanguard.com
* The rate shown represents the 7-day yield at March 31, 2024.